SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 AMENDMENT NO. 1

                                       to

                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2002

                             DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-16133               06-1245881
  (State or other jurisdiction      (Commission File         (IRS Employer
         of incorporation)              Number)             Identification No.)



                 1100 Summer Street, Stamford, Connecticut 06905
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

     This Amendment No. 1 to the Current Report on Form 8-K of Delcath Systems, Inc. (the "Company") dated April 12, 2002 is being filed solely for the purpose of filing Exhibit 16.

Item 7.  Financial Statements and Exhibits
------------------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     Exhibit No.                            Description

        16                    Letter of KPMG LLP dated April 22, 2002






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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DELCATH SYSTEMS, INC.


                                 By:       /s/ M. S. KOLY
                                     --------------------------
                                     M. S. Koly
                                     President and Chief Executive Officer

Date: April 25, 2002

                                 EXHIBIT INDEX


     Exhibit No.                          Description

        16                    Letter of KPMG LLP dated April 22, 2002